UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Colgate-Palmolive Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

[LETTER TO CERTAIN BENEFICIAL HOLDERS OF COLGATE-PALMOLIVE COMPANY STOCK]

IMPORTANT REMINDER TO STOCKHOLDERS

April 18, 2019

DEAR FELLOW COLGATE STOCKHOLDER:

You should have received your proxy materials in connection with Colgate-Palmolive Company’s Annual Meeting of Stockholders to be held on Friday, May 10, 2019. According to our records, your vote for this meeting has not been received. Regardless of the number of shares you own, it is important that they are represented and voted at the annual meeting.

Please take a moment to vote your proxy at your earliest convenience. You should read carefully and consider the information contained in the Company’s Proxy Statement.

Since the Annual Meeting is fast approaching, we encourage you to vote by any one of the three methods listed below:

1.	Vote by Internet: Go to the website www.proxyvote.com, have your control number listed on the enclosed notice card available and follow the simple instructions.
2.	Vote by Telephone: Call 1-800-454-8683 (toll-free), have your control number listed on the enclosed notice card available and follow the simple instructions.
3.	Vote by Mail: Vote, sign, date and mail the enclosed notice card in the postage-paid envelope without delay to ensure your vote is counted. If you have voted by internet or telephone, please do not return the notice card.

YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR VOTING INSTRUCTIONS BY INTERNET, TELEPHONE OR MAIL SO WE RECEIVE THEM BY 11:59 P.M., EASTERN DAYLIGHT TIME, ON THURSDAY, MAY 9, 2019.

Thank you for your response.

Sincerely,

Jennifer M. Daniels Chief Legal Officer and Secretary

[LETTER TO CERTAIN REGISTERED HOLDERS OF COLGATE-PALMOLIVE COMPANY STOCK]

IMPORTANT REMINDER TO STOCKHOLDERS

April 18, 2019

DEAR FELLOW COLGATE STOCKHOLDER:

You should have received your proxy materials in connection with Colgate-Palmolive Company’s Annual Meeting of Stockholders to be held on Friday, May 10, 2019. According to our records, your vote for this meeting has not been received. Regardless of the number of shares you own, it is important that they are represented and voted at the annual meeting.

Please take a moment to vote your proxy at your earliest convenience. You should read carefully and consider the information contained in the Company’s Proxy Statement.

Since the Annual Meeting is fast approaching, we encourage you to vote by any one of the three methods listed below:

1.	Vote by Internet: Go to the website www.proxyvote.com, have your control number listed on the enclosed notice card available and follow the simple instructions.
2.	Vote by Telephone: Call 1-800-690-6903 (toll-free), have your control number listed on the enclosed notice card available and follow the simple instructions.
3.	Vote by Mail: Vote, sign, date and mail the enclosed notice card in the postage-paid envelope without delay to ensure your vote is counted. If you have voted by internet or telephone, please do not return the notice card.

YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR VOTING INSTRUCTIONS BY INTERNET, TELEPHONE OR MAIL SO WE RECEIVE THEM BY 11:59 P.M., EASTERN DAYLIGHT TIME, ON THURSDAY, MAY 9, 2019.

Thank you for your response.

Sincerely,

Jennifer M. Daniels Chief Legal Officer and Secretary

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the
Annual Stockholders Meeting to Be Held on May 10, 2019

COLGATE-PALMOLIVE COMPANY

COLGATE-PALMOLIVE COMPANY
300 PARK AVENUE
NEW YORK, NY 10022-7499
Meeting Information
Meeting Type:           Annual Meeting
For holders as of:      March 11, 2019
Date:	May 10, 2019	Time:	10:00 a.m.
Location:	Marriott Marquis Hotel
Broadway Ballroom
1535 Broadway (between 45th and 46th Streets)
New York, NY 10036

You are receiving this communication because you hold shares in the above-named company.

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—— Before You Vote ——
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
Notice of 2019 Annual Meeting of Stockholders and Proxy Statement               2018 Annual Report
How to View Materials Online:
Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
To facilitate timely delivery, please make the request as instructed above on or before April 26, 2019.
—— How To Vote ——
Please Choose One of the Following Voting Methods
Vote By Internet: To vote now by internet, go to www.proxyvote.com. Use the internet to vote up until 11:59 p.m. Eastern Daylight Time on May 9, 2019. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use the telephone number to vote up until 11:59 p.m. Eastern Daylight Time on May 9, 2019. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: To vote now by mail, mark, sign and date your voting form and return it in the postage-paid envelope we have provided so we receive it by 11:59 p.m. Eastern Daylight Time on May 9, 2019.
Vote In Person: If you wish to vote at the Annual Meeting, written ballots will be available from the ushers at the meeting. If the shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.
Stockholder Meeting Registration: To attend the meeting, request an admission ticket by mail or e-mail as described in the Proxy Statement or go to the "Register for Meeting" link at www.proxyvote.com.

Voting Items

The Board of Directors recommends a vote
"FOR" each of the nominees for director.

1.	Election of directors

	Nominees:		FOR	AGAINST	ABSTAIN

	1a.	Charles A. Bancroft	☐	☐	☐

	1b.	John P. Bilbrey	☐	☐	☐

	1c.	John T. Cahill	☐	☐	☐

	1d.	Ian Cook	☐	☐	☐

	1e.	Lisa M. Edwards	☐	☐	☐

	1f.	Helene D. Gayle	☐	☐	☐

	1g.	C. Martin Harris	☐	☐	☐

	1h.	Lorrie M. Norrington	☐	☐	☐

	1i.	Michael B. Polk	☐	☐	☐

	1j.	Stephen I. Sadove	☐	☐	☐

	1k.	Noel R. Wallace	☐	☐	☐
The Board of Directors recommends a vote "FOR" proposals 2, 3 and 4.		FOR	AGAINST	ABSTAIN

2.	Ratify selection of PricewaterhouseCoopers LLP as Colgate's independent registered public accounting firm.	☐	☐	☐

3.	Advisory vote on executive compensation.	☐	☐	☐

4.	Approve the Colgate-Palmolive Company 2019 Incentive Compensation Plan.	☐	☐	☐

The Board of Directors recommends a vote "AGAINST" proposal 5.		FOR	AGAINST	ABSTAIN

5.	Stockholder proposal on independent Board Chairman.	☐	☐	☐

COLGATE-PALMOLIVE COMPANY
Proxy Solicited by the Board of Directors
for Annual Meeting on May 10, 2019

The undersigned hereby appoints as proxies, with full power of substitution to each, IAN COOK, HELENE D. GAYLE and STEPHEN I. SADOVE (the Proxy Committee) to vote as designated on the reverse side all shares that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held in New York, New York on May 10, 2019 or at any adjournments thereof. Action hereunder may be taken by a majority of said proxies or their substitutes who are present, or if only one be present, then by that one.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE. If no direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations as set forth on the reverse side of this card. The Proxy Committee cannot vote the shares unless you sign and return this card or vote by internet or telephone in accordance with the applicable instructions.

Authorized Signatures - This section must be completed for your instructions to be executed.

NOTE: Please sign within the box below exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When signing as corporate officer, please give full corporate name and officer's title.

/ /
Signature 1 - (Please sign on line)	Signature 2 - (Joint Owners)	Date - (Please print date)